                                                                   EXHIBIT 10.43
December 19, 2001

Craig Muir
Vice President, Platform Technology
Millennium Pharmaceuticals, Inc.
75 Sidney Street
Cambridge,  MA  02139


RE: Technology Access and Applications Development Agreement between Millennium Pharmaceuticals, Inc. and Caliper Technologies Corp. effective March 24, 2000

Dear Craig:

        Reference is made to the Technology Access and Applications Development Agreement by and between Millennium Pharmaceuticals, Inc. ("MPI") and Caliper Technologies Corp. ("Caliper") effective as of March 24, 2000 ("Agreement"). Capitalized terms used in this amendment ("Amendment") but not defined shall have the meaning ascribed to such terms in the Agreement.

        The purpose of this Amendment is to evidence the agreement of MPI and Caliper to amend the terms of the Agreement and to memorialize the mutual agreement of the parties to negotiate in good faith, a new agreement that shall include, without limitation, terms related to development projects of microfluidic systems to be conducted jointly by the parties and the financial terms described herein (the "Definitive Agreement"). The parties agree to use good faith efforts to conclude such negotiations and execute a definitive agreement pertaining to such joint development projects by January 31, 2002.

1.      Credits for Certain Fees Due under the Agreement.

        a. General. Caliper affirms that all technology development fees set forth in Section 4.1 of the Agreement have been paid in full by MPI except for the non-refundable payment of [ * ], which MPI shall pay to Caliper by January 24, 2002. This fee shall constitute a credit which may be used by MPI and its Affiliates pursuant to the terms set forth in Section 1(c).

        b. Purchase Credits for Paid Fees. Effective as of December 18, 2001, Caliper grants to MPI a one-time credit in the amount of [ * ] which may be used by MPI


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       1.

and its Affiliates to purchase Caliper's Commercially Released Products and any services Caliper offers generally or to MPI pursuant to the Agreement or any amendment thereof as follows:

                i. [ * ] of such credit shall be used by MPI to purchase one Caliper 250 Mobility Shift and Fluorogenic High Throughput Screening System described in Schedule I of this Amendment, pursuant to a purchase order placed with Caliper on or before December 19, 2001. Caliper agrees to arrange for the delivery of such instrument to MPI's Cambridge, MA facility by December 31, 2001 and MPI agrees to accept delivery thereof;

                ii. [ * ] of the credit set forth in 1(b)(i) may be used by MPI to purchase Commercially Released Products and any services Caliper offers generally or to MPI under the terms set forth in Sections 2 and 3, by placing purchase order(s) with Caliper up to such amount on or before [ * ]. Subject to
Section 3, all such purchase orders shall provide for delivery of such products and services by a date mutually agreed to by MPI and Caliper which in no event shall be later than [ * ].

        For the avoidance of doubt, "Commercially Released Products" as used in this Amendment shall mean products which are commercially released and generally available to Caliper's customers.

        c. Conversion of Future Fees to Credits. The fee paid by MPI to Caliper pursuant to Section 1(a) of this Amendment shall constitute a credit which may be used by MPI and its Affiliates to place purchase order(s) with Caliper on or before [ * ] to purchase Caliper's Commercially Released Products and any services Caliper offers generally or to MPI pursuant to the Agreement or any amendment thereof, including, but not limited to, Caliper FTEs applied to NAPs. Subject to Section 3, all such purchase orders shall provide for delivery of such products and services by a date mutually agreed to by MPI and Caliper which in no event shall be later than [ * ].

2. Purchase Terms for Commercially Released Products. As of December 18, 2001 and until [ * ], Caliper agrees to provide the following discounts or prices to MPI and its Affiliates for all products and services listed in Schedule II of this Amendment and any modified or upgraded version of such products, and any Commercially Released Products with applicability to high throughput screening ("HTS"):

        a. [ * ] off the list price of Instruments set forth in Caliper's product catalog then current at the time of purchase;

        b. All services including, but not limited to, HTS assay development services and custom project development services will be provided to MPI at a rate of [ * ] per Caliper FTE per year or [ * ] per hour if such services are provided on an hourly basis.



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       2.

Notwithstanding the preceding sentence, standard field services (i.e. service contracts on Instruments) shall be provided at Caliper's then current rate;

        c. Chips with data point pricing, other than the Chips set forth in
Schedule III, will be provided at the list price set forth in Caliper's product catalog then current at the time of purchase and data points will be provided at [ * ] off the list price of data points corresponding to such Chips, as set forth in Caliper's product catalog then current at the time of purchase and without regard to any discounting for volume purchases of data points.

        d. The Chips listed in Schedule III will be available to MPI and its Affiliates at the prices set forth therein.

        e. In the event Caliper offers Chips to any Person without data point pricing associated with such Chips, Caliper agrees to offer such Chips to MPI and its Affiliates at a discount that shall be at least equivalent to the discount set forth in subsection 2(c).

        f. For any proposed purchase by MPI or any of its Affiliates of a substantial volume of the same commercially released product or service offered by Caliper generally or to MPI, Caliper agrees to negotiate in good faith with MPI and its Affiliates regarding a discount on the purchase price of such item based on the quantity of such items purchased by MPI and its Affiliates.

        g. If MPI or its Affiliates desires to purchase Chips with data point pricing under the terms set forth in this Section 2, then MPI and Caliper shall mutually agree upon the terms of a separate written agreement between the parties which sets forth the definition of a "datapoint" and matters related to Caliper's access to the number of datapoints generated by MPI for payment purposes.

        h. [ * ]. Until [ * ] MPI and its Affiliates shall have the right to purchase the following products and services [ * ]:

                i. "Applications Developer Program", "NAP" or any other service of a similar type to the foregoing (i.e. Caliper FTE rates); and

                ii. Commercially Released sTAP Products offered by Caliper prior to March 23, 2002 (including the products set forth on Schedule II).

For purposes of applying this provision, [ * ].



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       3.

        i. In the event that more than one discount may apply to a particular item under this Amendment, other agreements between the parties or pursuant to Caliper's standard commercial practices, MPI at its sole option may choose which discount to apply but may not combine discounts.

3. Availability of Products. Caliper agrees to provide the type and quantity of commercially released Chips, which are identified in a firm order made by MPI or its Affiliates to Caliper within [ * ] of Caliper's receipt of such firm order; provided, however, such Chips were identified in both type and quantity in a non-binding product purchase forecast provided by MPI or its Affiliates to Caliper at least three months prior to the placement of such firm order by MPI or its Affiliates. In the event Caliper is unable to provide such Chips to MPI or its Affiliates within such [ * ], then the parties will discuss in good faith a commercially reasonable remedy to compensate MPI for the late delivery of such Chips.

4. Payment and Reconciliation of FTE Fees. Notwithstanding Section 4.2.4 of the Agreement, MPI and Caliper agree to the following with respect to payments made by MPI to Caliper under the Agreement to support Caliper FTE activities under the Program:

        a. MPI and Caliper have reconciled all payments made by MPI to Caliper from March 24, 2000 to September 24, 2001 to support the activities of Caliper FTEs under the Program against the actual time expended by such Caliper FTEs thereunder, and a [ * ] under the terms set forth in subsection d below;

        b. Caliper affirms that it has received payment made by MPI on December 1, 2001 in the amount of [ * ] to support Caliper FTEs under the Program;

        c. Caliper shall provide to MPI by January 31, 2002, a detailed report of actual Caliper FTE time expended under the Program from September 25, 2001 until December 31, 2001;

        d. The parties shall reconcile the funding provided by MPI to Caliper under subsection (b) above with such report of actual Caliper FTE time expended, as provided under subsection (c) above, and any credit owed to MPI pursuant thereto, shall be available for MPI's use, and at MPI's option, either to support the activities of Caliper FTEs in performing NAP under the terms set forth in the Agreement or to purchase commercially released products under the terms set forth in Sections 2 and 3.

5. The Definitive Agreement shall include an acknowledgement by MPI that the terms of this Amendment and the incorporation thereof into such Definitive Agreement


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       4.

shall satisfy Caliper's obligations to MPI under Section 2.8 of the Agreement with respect to sTAP Products offered by Caliper to any party other than a Participant.

6. Term. This Amendment shall be effective as of December 18, 2001. Section 8.5 of the Agreement shall be modified to include the survival of the following Sections of this Amendment: Sections 1, 2, 3 and 4.

7. Except as expressly modified by this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect. The Agreement and this Amendment constitute the entire and only agreement between the parties relating to the subject matter hereof, and all prior and interim negotiations, representations, agreements and understandings are superseded by the Agreement and this Amendment.

        This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of such together shall constitute one and the same instrument.

        Please signify your agreement with the foregoing terms by countersigning this Amendment in the space provided below.

                                    Sincerely Yours,

                                    CALIPER TECHNOLOGIES CORP.

                                    By: /s/ Michael R. Knapp
                                        ----------------------------------------
                                    Name:  Michael R. Knapp
                                    Title: VP Corp Dev

                                    Agreed to:

                                    MILLENNIUM PHARMACEUTICALS, INC.

                                    By: /s/ Alan  L. Crane
                                        ----------------------------------------
                                    Name: Alan L. Crane
                                    Title: SVP Corp Dev


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       5.

                                   SCHEDULE I

 CATALOG #                      DESCRIPTION                       COMPONENT     QUANTITY     EXTENDED TOTAL
                                                                 LIST PRICE
                                                                    (EACH)
765250-0001  CALIPER 250 MOBILITY SHIFT AND FLUOROGENIC HIGH                        1
             THROUGHPUT SCREENING SYSTEM

             CALIPER 250 CORE SYSTEM                               $285,000

             OPTION #1 ENVIRONMENTAL CONTROL UNIT AND PLATE        $ 92,000
             HANDLER

             - Environmental Control Subsystem for temperature
              and humidity control

             - Zymark Twister Plate Handler and control
              software

             OPTION #2 UV EXCITATION AND DETECTION SYSTEM          $ 55,000

             - UV laser and CCD optical module

             FLUOROGENIC DATA ANALYSIS MODULE (SINGLE LICENSE)     $ 28,750

             MOBILITY SHIFT DATA ANALYSIS MODULE (SINGLE           $ 28,750
             LICENSE)

             SUBTOTAL                                              $489,500                   $489,500.00

             COMPLETE SYSTEM HARDWARE SPECIFICATIONS

             - CCD-based Optical Detection Module

             - Laser Excitation Wavelengths: 355, 457 and 633 nm

             - Bandpass Collection Emission Optics centred at:
                     450, 530 and 680 nm

             - Programmable 8-Channel High Voltage Power Supply

             - Electrode Adapter Module with Single Vacuum
             Port Interface

             - X-Y-Z Stage Single Microplate to Sipper Chip
             Interface Module

             - MultiSipper Instrument Control and Data
             Acquisition Software


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       i.

 CATALOG #                      DESCRIPTION                       COMPONENT     QUANTITY     EXTENDED TOTAL
                                                                 LIST PRICE
                                                                    (EACH)
             - Windows NT PC System and Color Monitor

             - 1 Year Software Upgrade and Instrument Warranty and Service

             PERFORMANCE SPECIFICATIONS

             - Sensitivity: < 1nM DiFMU (Noise Equivalent
             Concentration when tested at 100nM)

             - Sensitivity: < 1nM Fluoroscein (Noise
             Equivalent Concentration when tested at 100nM)

             - Sensitivity: < 1nM Cy5 (Noise Equivalent
             Concentration when tested at 100nM)

             - Crosstalk between channels: < 3% readthrough from other channels using 100nM of DiFMU, Fluoroscein or Cy5


             DISCOUNT -- [*]                                        [ * ]                        [ * ]

  PRE-TAX                                                                                        [ * ]
   TOTAL



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       ii.

                                   SCHEDULE II

                                   [attached]


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      iii.

HTS 250 PRODUCT CATALOG   REV D:

                                                         PRODUCT           PRICE
                                         CALIPER 250 CORE SYSTEM        $285,000


                                                -2-CCD Detection
                                 -Blue and Red excitation lasers


                           -16V+1P Power and Pressure Controller
                                                -Computer System
                                -X-Y-Z robot system w/controller
               -Next Gen Instrument Control and Data Acquisition
                                                        Software
                                     -Includes 1 Training Course
                -1 Year Warranty, First Year On-site Service and
                                                Software Updates



                OPTION 1*: ENVIRONMENTAL CONTROL AND MULTI-PLATE         $92,000
                                                        HANDLING

                          -Temperature and Humidity Control Unit
                         -Twister Plate Handler and Barcode Unit

              OPTION 2*: ADDITION OF UV EXCITATION AND DETECTION         $55,000
                                 -355nM Excitation and Detection





                                               ANALYSIS SOFTWARE


                                    -Fluorogenic Analysis Module         $28,750
                        -Off-Chip Mobility Shift Analysis Module         $28,750

                                                 ASSAY CHIPS** :

                                                          SYSTEM           PRICE

                        MOBILITY SHIFT AND FLUOROGENIC SCREENING
                                                          SYSTEM

                                        -Caliper 250 Core System        $285,000
                           -Option 1*: Environmental Control and         $92,000
                                            Multi-Plate Handling

                       -Option 2*: Addition of UV Excitation and         $55,000
                                                       Detection

                                    -Fluorogenic Analysis Module         $28,750
                        -Off-Chip Mobility Shift Analysis Module         $28,750

                                                           TOTAL        $489,500




                                 MOBILITY SHIFT SCREENING SYSTEM

                                        -Caliper 250 Core System        $285,000


                           -Option 1*: Environmental Control and         $92,000
                                            Multi-Plate Handling

                        -Off-Chip Mobility Shift Analysis Module         $28,750

                                                           TOTAL        $405,750


                      MOBILITY SHIFT AND FLUOROGENIC DEVELOPMENT
                                                          SYSTEM

                                        -Caliper 250 Core System        $285,000
                       -Option 2*: Addition of UV Excitation and         $55,000
                                                       Detection

                                    -Fluorogenic Analysis Module         $28,750
                        -Off-Chip Mobility Shift Analysis Module         $28,750

                                                           TOTAL        $397,500


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                       iv.

                          -4-Sipper Off-Chip Mobility Shift Chip            $250

                        -Off-Chip Mobility Shift Price/Datapoint           $0.35

                                      -4-Sipper Fluorogenic Chip            $250
                                    -Fluorogenic Price/Datapoint           $0.15


                               MOBILITY SHIFT DEVELOPMENT SYSTEM
                                        -Caliper 250 Core System        $285,000
                        -Off-Chip Mobility Shift Analysis Module         $28,750

                                                           TOTAL        $313,750

                           DATAPOINT PRICING SCHEDULE

          NUMBER OF DATAPOINTS PER YEAR           DISCOUNT OFF OF
                                                     LIST PRICE
                                                         %
                         [*]                           [*]
                         [*]                           [*]
                         [*]                           [*]
                         [*]                           [*]
                         [*]                           [*]


                          CUSTOMER SUPPORT AND SERVICE

                    ASSAY DEVELOPMENT SERVICE          $250/HR.
-Development of Assay Conditions for Standard
         Fluorogenic or Mobility Shift Assay.

                             TRAINING COURSES
                   -Basic HTS Training Course          $2000/PERSON


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       v.

               A 3-day course covering  basic
                    microfluidics, instrument
              operation and assay development

                  ANNUAL MAINTENANCE CONTRACT          12% OF
                                                       SYSTEM
                                                       PRICE

     (SW Updates, Annual Calibration, On-Site
            Service, Extended Warranty, Laser
                   Replacements Not Included)

           *INSTALLATION OF HARDWARE UPGRADES          20% OF HW
                    TO SYSTEMS AFTER PURCHASE          UPGRADE

         ** ASSAY CHIPS ARE ONLY AVAILABLE TO
    CUSTOMERS AT THESE PRICES AFTER EXECUTION
              OF DATAPOINT PRICING AGREEMENT.

                       OTHER CALIPER PRODUCTS

       AUTOMATED MICROFLUIDIC SYSTEMS FOR DNA

               AMS90 WITH LABCHIP HT SOFTWARE          $65,000
                      HT DNA 5000 LABCHIP KIT          $500

              APPLICATION DEVELOPMENT PROGRAM
                                   CALIPER 42          $300,000

                                        CHIPS
                         LabChip Training Kit          $3,000
                  Standard Chips (10 per kit)          $1,275


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      vi.

                 CUSTOMER SUPPORT AND SERVICE

       Services (Chip Design and Fabrication,
          Consultation, Assay Implementation)          $250/HR.
                                                       OR
                                                       $300,000
                                                       PER FTE PER
                                                       YEAR

                ADP Training Program (2 days)          $3,000

           ADP PACKAGE FOR CUSTOM APPLICATION
                                  DEVELOPMENT
                                   Caliper 42          $300,000

       Services for one year; one custom chip          200,000
   project (Training Program, Chip Design and
             Fabrication, Consultation, Assay
                              Implementation)

                                        TOTAL          $500,000

                                 Custom Chips          TBD



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      vii.

                                  SCHEDULE III

GENERAL CHIP DESCRIPTION        CALIPER CATALOG NUMBER                              [ * ]

Four Sipper Chip                761043-0266A "off-chip kinase assay                $[ * ]
                                chip"

Four Sipper Chip                761043-0267A "fluorogenic assay chip"              $[ * ]

Single Sipper Chip uncoated     760025-0075 "mobility shift assay chip"            $[ * ]

Single Sipper Chip uncoated     760025-0071 "fluorogenic assay chip"               $[ * ]

Single Sipper Chip coated       760026-0219 "cell based assay chip"                $[ * ]

Single Sipper Chip coated       7660026-0252 "off chip assay chip"                 $[ * ]



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                     viii.